UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22442

First Trust High Income Long/Short Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)       The Report to Shareholders is attached herewith.

First Trust
High Income Long/Short Fund (FSD)
Annual Report
For the Year Ended
October 31, 2020

First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Income Long/Short Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and MacKay are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Income Long/Short Fund (FSD)
Annual Letter from the Chairman and CEO
October 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust High Income Long/Short Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended October 31, 2020.
As I was collecting my thoughts for this annual roundup it occurred to me that my message this year should touch on the tone of the markets and the investing climate rather than belabor all the news and events that brought us to this juncture. We all know how tumultuous our lives have become over the past eight or so months. The phrase “shelter-at-home” says it all. I would rather talk about why I believe investors should be optimistic about where we could be headed.
Having said that, allow me to at least acknowledge the two elephants in the room: the coronavirus (“COVID-19”) and the election. In the first 12 days of November, we learned the following: that we likely have a new president-elect (Joe Biden), though it may not be official for some time because it is being contested by President Donald Trump and some of his loyal backers in the Republican Party citing voter fraud in certain states; that we still do not know which political party will have control of the Senate due to a couple of run-offs in Georgia to be held on January 5, 2021; and, that it looks as though we may be fortunate enough to have an FDA-approved COVID-19 vaccine by either the end of 2020 or the start of 2021, though that too is not yet official. It could be a game-changer in the COVID-19 battle. And, we may gain access to additional vaccines as well. The key to getting the economy back to running on all cylinders is to fully reopen, and a vaccine is “what the doctor ordered.”
With respect to the tone of the markets and investment climate, to say that I am encouraged about what has transpired in 2020 would be an understatement. Despite the extraordinary challenges so far this year, the S&P 500® Index posted a total return of 2.77% over the first 10 months of 2020, this despite plunging 33.8% into bear market territory from February 19, 2020 through March 23, 2020, according to Bloomberg. As impressive as that feat is, the future looks even brighter. While Bloomberg’s consensus earnings growth rate estimate for the S&P 500® Index for 2020 was -16.51%, as of November 13, 2020, its 2021 and 2022 estimates were 21.74% and 16.95%, respectively. That is a strong take on the prospects for a rebound in Corporate America over the next 24 months. One of the tailwinds that is providing a good deal of support to the economy and markets is the decision by the Federal Reserve (the “Fed”) to keep interest rates artificially low for as long as need be to meet both its employment and inflation targets. By keeping rates lower for longer, the Fed is essentially inviting investors to assume more risk to generate higher returns. Brian Wesbury, Chief Economist at First Trust, believes that the Fed could need until 2024 to accomplish its goals. That is a lot of runway for investors to reposition their portfolios, if needed, and a very generous, and perhaps unprecedented, amount of guidance from the Fed, in our opinion. Those investors with cash on the sidelines earning next to nothing have options if they choose to act.
We are encouraged about the prospects for the economy and the markets, but investors should be prepared to weather some volatility until the COVID-19 pandemic is better contained. As always, we encourage investors to stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE”
As of October 31, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FSD
Common Share Price	$13.49
Common Share Net Asset Value (“NAV”)	$15.66
Premium (Discount) to NAV	(13.86)%
Net Assets Applicable to Common Shares	$526,815,496
Current Monthly Distribution per Common Share(1)	$0.1100
Current Annualized Distribution per Common Share	$1.3200
Current Distribution Rate on Common Share Price(2)	9.79%
Current Distribution Rate on NAV(2)	8.43%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 10/31/20	5 Years Ended 10/31/20	10 Years Ended 10/31/20	Inception (9/27/10) to 10/31/20
Fund Performance(3)
NAV	1.53%	6.76%	6.25%	6.44%
Market Value	-4.35%	6.65%	4.44%	4.41%
Index Performance
ICE BofA US High Yield Constrained Index	2.44%	6.12%	6.06%	6.31%
(1)	Most recent distribution paid or declared through 10/31/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 10/31/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Income Long/Short Fund (FSD)
“AT A GLANCE” (Continued)
As of October 31, 2020 (Unaudited)
Asset Classification	% of Long-Term Investments(4)
Corporate Bonds and Notes	72.6%
Foreign Corporate Bonds and Notes	19.6
Capital Preferred Securities	5.0
Senior Floating-Rate Loan Interests	2.3
Mortgage-Backed Securities	0.5
Equity	0.0*
Asset-Backed Securities	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Industry Classification	% of Long-Term Investments(4)
Healthcare	10.5%
Capital Goods	10.0
Consumer Goods	8.9
Energy	8.9
Media	8.6
Services	8.5
Telecommunications	6.8
Basic Industry	6.3
Retail	5.5
Automotive	5.1
Leisure	4.4
Technology & Electronics	4.0
Financial Services	3.0
Real Estate	2.8
Banking	2.7
Insurance	1.6
Transportation	1.3
Utility	0.6
Commercial Mortgage-Backed Securities	0.5
Asset-Backed Securities	0.0*
Collateralized Mortgage Obligations	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Country Exposure	% of Long-Term Investments(4)
United States	79.1%
Canada	6.4
Luxembourg	3.9
Multinational	3.0
Netherlands	2.4
United Kingdom	1.5
Germany	0.7
Mexico	0.6
France	0.5
Jersey	0.4
Finland	0.4
Austria	0.4
Ireland	0.3
Denmark	0.3
Cayman Islands	0.1
Total	100.0%

Credit Quality(5)	% of Total Fixed-Income Investments(4)
BBB- and above	11.2%
BB	47.7
B	29.7
CCC+ and below	11.4
Total	100.0%

Fund Allocation	% of Net Assets
Corporate Bonds and Notes	93.7%
Foreign Corporate Bonds and Notes	25.3
Capital Preferred Securities	6.4
Senior Floating-Rate Loan Interests	3.0
Mortgage-Backed Securities	0.6
Common Stocks	0.1
Asset-Backed Securities	0.0*
Rights	0.0*
U.S. Government Bonds Sold Short	(11.0)
Corporate Bonds Sold Short	(1.9)
Foreign Corporate Bonds Sold Short	(0.6)
Outstanding Loan	(22.9)
Net Other Assets and Liabilities(6)	7.3
Total	100.0%

*	Amount is less than 0.1%.

(4)	Percentages are based on long positions only. Short positions are excluded.
(5)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Includes forward foreign currency contracts.

Portfolio Commentary
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust High Income Long/Short Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
MacKay Shields LLC, Sub-Advisor to the Fund, was founded in 1938 and became a registered investment advisor in 1969. The Fund trades under the ticker symbol FSD on the New York Stock Exchange. As of October 31, 2020, MacKay had approximately $124.4 billion in assets under management.
FSD Portfolio Management Team
Joseph Cantwell – Senior Managing Director, Co-Head of Global Fixed Income Division and Head of Credit
Matthew Jacob – Managing Director, Global Fixed Income Division
Shu-Yang Tan, CFA – Managing Director, Global Fixed Income Division
Dan Roberts, PhD – Executive Managing Director, Head of Global Fixed Income Division and Chief Investment Officer*
Market Recap
This report covers the Fund for the 12-month period ended October 31, 2020.
•	Reflecting back over the year, 2019 closed on a high with credit and equity markets delivering impressive double-digit returns. Likewise, 2020 opened with the same strong market momentum, but this quickly subsided by the end of January with the rising concerns surrounding the coronavirus (“COVID-19”), a new and unknown virus. From its origin in China, this virus slowly developed into a major health pandemic, resulting in chaos to world economic markets during the first quarter of 2020 erasing in a short period of time a large portion of the gains delivered in 2019. U.S. equity markets experienced record lows in March 2020, with the worst drop since the 2008 financial crisis, amid intensified fears of COVID-19 around the globe and its presumed inevitable spread in the U.S. Following a series of relief support packages earlier in the year by the U.S. government to prevent an ensuing economic recession, as well as gradual re-openings and adjustments by the private sector, fixed income and equity markets have recovered over recent months.
•	To relieve the significant economic contraction which has begun due to COVID-19, the U.S. government passed the CARES Act at the end of March 2020. This fiscal support package, which totaled $2 trillion, helped to cushion the economic blow of the virus and social distancing policies by providing direct cash support to the most affected households and helping business meet their immediate obligations. Fiscal policy also remained paramount as a third round of congressional spending passed in April to support the economy. This included $484 billion of additional virus relief funds, including $320 billion to re-fund the Payroll Protection Program for small businesses. In May, the house also passed the $3 trillion HEROES Act. During the year, Federal Reserve (the “Fed”) policy continued to remain ultra-accommodative with various programs and facilities run by the Central Bank. While no new fiscal policy initiatives have passed since the CARES and HEROES Acts, some form of additional support is expected.
•	U.S. Treasuries across the curve declined over the 12-month period ended October 31, 2020. Short maturities at the front of the curve (3-month and 2-year maturities), declined by approximately 140 basis points (“bps”) while the long end (30-year maturity) declined by approximately 50 bps.
•	U.S. equity markets, as measured by the S&P 500® Index, experienced sharp declines earlier in the year at the height of the pandemic but recovered nicely in the months that followed with equities gaining 7.7% for the 12-month period ended October 31, 2020. There has been some pull back in recent months in equities.
•	In commodity markets, the pandemic kept down demand for oil globally, particularly in the U.S., over the period. According to Bloomberg, both West Texas Intermediate (WTI) and Brent crude oil ended October 2020 at $35.79 and $37.46, respectively, versus $54.18 and $60.23 at the end of October 2019. Following a significant drop in mid-April, oil prices began to inch upwards in May and June of 2020.
•	According to the Bureau of Labor Statistics’ monthly job reports, the U.S. labor markets lost 701,000 nonfarm payroll jobs in March 2020, wiping out the jobs added in January and February of this year and ending the long period of robust job growth. April
*	On September 23, 2019, Mr. Roberts announced his retirement effective December 31, 2019, at which time his portfolio management responsibilities ceased and he became a Senior Advisor to MacKay’s Global Fixed Income Division.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2020 (Unaudited)
saw a staggering 20.5 million in nonfarm payroll jobs lost, the largest ever recorded. In recent months, we have seen some positive progress with monthly additions to nonfarm payroll jobs and slight declines in the unemployment rate. The unemployment rate ended October 2020 at 6.9%, beating market expectations. This marked the sixth consecutive month of labor market improvements.
•	Encouragingly, for the fourth month in a row, global manufacturing activity, as measured by IHS Markit’s JPM Global Manufacturing PMI, continued to expand, reaching 53.3 in October up from 52.5 in September. New export orders continued to rise globally.
Performance Analysis
The broad U.S. high yield market returned 2.5% for the 12-month period ending October 31, 2020 (as measured by the ICE BofA US High Yield Master II Index). Spreads for high yield market widened by 117 bps from 415 to 532 bps over Treasuries over the period (ICE BofA1). During the period, there was significant dispersion in returns across the risk spectrum with higher quality credit outperforming relative to lower quality credit. With the overall market returning 2.54%, BB-rated bonds and B-rated bonds were up by 5.09% and 1.26%, respectively, while CCC-rated bonds fell by -5.01% and distressed credits declined by -19.40%.
Technicals within high yield indicate that the market continues to function well. According to JP Morgan, inflows into high yield funds totaled $39.8 billion (incl. +$14.3 billion into ETFs) for the first ten months of 2020, which compares to inflows for FY 2019 totaling +$18.8 billion. Year to date, new issue volume totaled $387.6 billion, which is up 68% from the $230.1 billion that priced in the same period of 2019. Year to date, 87 companies defaulted totaling $125.9 billion in bonds and loans, along with 18 distressed transactions totaling $10.9 billion; this marks the second highest annual default total on record.
Past performance is no guarantee of future results.
Source: BB, ICE BofA BB U.S. High Yield Index
2B, ICE BofA Single-B U.S. High Yield Index3
CCC and Lower, ICE BofA CCC & Lower U.S. High Yield Index4
Distressed, ICE BofA U.S. Distressed High Yield Index5
From an industry perspective, over the 12-month period ended October 31, 2020, returns were mostly positive across sectors; the Energy sector was the major underperformer. Many sectors of the broad high yield market that were negatively impacted by the COVID-19 pandemic earlier in the year have rebounded. Several sectors beat the broad market, with Autos and Technology and Banking representing the top performers. Many sectors rode the back of supportive news from the Fed, government stimulus programs and positive vaccine developments. Companies also took advantage of this positive tone in the market to refinance their debt and extend maturities. Energy stands out as the worst performer; the sector was hit from both the demand side from the effect of COVID-19 and the supply side with the production conflict between Saudi Arabia and Russia. The sectors that also experienced negative returns, Leisure and Transportation, were mostly impacted by restrictions on travel, public gatherings and a reluctance by the consumer to spend discretionary income in the service sector segment of the economy.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2020 (Unaudited)
Turning to performance, the Fund had a net asset value total return** of 1.53% and a market value total return** of -4.35% for the 12-month period ended October 31, 2020 compared to the ICE BofA US High Yield Constrained Index, which returned 2.44% for the period. The Fund’s underperformance is primarily attributed to U.S. Treasury short positions6, which are used to lever the Fund and detracted as Treasury prices increased during the period. These positions are expressed in the belly of the curve7, and used to reduce the portfolio’s exposure to interest rate risk, while at the same time purchasing additional high yield securities to lever up the portfolio8. The portfolio benefited during the period from being overweight in more defensive sectors of the market (Consumer Goods and Technology) and underweight in more cyclical and disrupted industries (Retail, Satellite, Auto Rental). The portfolio also benefited from having less exposure to companies and segments that were heavily impacted due to COVID-19 disruption (Airlines, Aircraft Lessors, and Theaters). In the Telecom sector, a merger among two large wireless companies was approved which benefitted the portfolio. The Media sector was also a detractor due in part to positioning in a content provider that has struggled in contract renewal negotiations with several customers.
Outlook
At the time of writing, Former Vice President Joseph Biden appears to have secured a majority of votes in the Electoral College, making him the presumptive 46th President of the United States come next January 21. However, Democratic prospects for implementing their policy agenda appear dim, as Republicans will likely retain control of the Senate. Without full Democratic control of the legislative branch, President-elect Biden would need to seek bipartisan support to move forward with his spending plans. Such an outcome is not impossible for infrastructure spending, but we feel extremely unlikely for Biden’s health care, education, and housing initiatives. In addition, without Democratic control of the Senate, we believe Biden’s proposed reversal of some of President Trump’s signature tax cuts is now unlikely. Finally, Republican control of the Senate and the approval process for cabinet nominees suggests that Biden will put forward more centrist candidates for key positions, including Treasury Secretary.
Importantly, we still expect a follow-up to the CARES Act that provides near-term support to the economy as it recovers from the COVID-19 shock. While the need for bipartisan agreement suggests a more modest package, we retain our view from earlier this spring that the economy has embarked on a new expansion, aided by meaningful monetary and fiscal support. As such, we maintain our current positioning in portfolios while remaining mindful of valuations and macro developments.
As for the real economy, recent data indicate a continued expansion underpinned by strong household spending and a healthy pickup in business equipment investment. The residential construction sector is also benefitting from solid demand for housing outside of cities. Still, we expect some moderation in activity over the course of the fourth quarter given delays in passing a new fiscal relief package as well as a steep rise in virus cases in many states.
**	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust High Income Long/Short Fund (FSD)
Annual Report
October 31, 2020 (Unaudited)
Fund Notes:
1 ICE BofA US High Yield Master II Index.
2 The ICE BofA BB U.S. High Yield Index (H0A1) is a subset of ICE BofA U.S. High Yield Index including all securities rated BB1 through BB3, inclusive.
3 ICE BofA Single-B U.S. High Yield Index (H0A2) is a subset of ICE BofA U.S. High Yield Index including all securities rated B1 through B3, inclusive.
4 ICE BofA CCC & Lower U.S. High Yield Index (H0A3) is a subset of ICE BofA U.S. High Yield Index including all securities rated CCC1 or lower.
5 ICE BofA U.S. Distressed High Yield Index (H0DI) is a subset of ICE BofA U.S. High Yield Index including all securities with an option-adjusted spread greater than or equal to 1,000 basis points.
6 Short, or short position, is a directional trading or investment strategy where the investor sells shares of borrowed securities in the open market. The expectation is that the price of the securities will decrease over time.
7 Belly of yield curve is the middle of the yield curve; generally considered to be bond maturities from two years up to, but not including, the ten-year bond.
8 Lever up is to use leverage. Leverage is a technique where a fund’s manager borrows assets at one rate and invests the proceeds from the borrowed assets at another rate, seeking to increase yield and total return. Use of leverage can result in additional risk and cost and can magnify the effect of any losses.
IMPORTANT DISCLOSURES
Comparisons to an Index
Comparisons to a financial index are provided for illustrative purposes only. Comparisons to an index are subject to limitations because portfolio holdings, volatility and other portfolio characteristics may differ materially from the index. Unlike an index, portfolios are actively managed and may also include derivatives or other financial instruments. There is no guarantee that any of the securities in the index are contained in a managed portfolio. The performance of the index assumes reinvestment of dividends but does not reflect the impact of fees, applicable taxes or trading costs which, unlike an index, may reduce the returns of a managed portfolio. Investors cannot invest in an index. Because of these differences, the performance of an index should not be relied upon as an accurate measure of comparison.
Credit Rating Disclosure
ICE BofA utilizes its own composite scale, similar to those of Moody’s, S&P and Fitch, when publishing a composite rating on an index constituent (eg. BBB3, BBB2, BBB1). Index constituent composite ratings are the simple averages of numerical equivalent values of the ratings from Moody’s, S&P and Fitch. If only two of the designated agencies rate a bond, the composite rating is based on an average of the two. Likewise, if only one of the designated agencies rates a bond, the composite rating is based on that one rating.
Source Information
ICE BofA, used with permission. ICE BOFA IS LICENSING THE ICE BOFA INDICES AND RELATED DATA “AS IS,” MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA INDICES OR DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND MACKAY SHIELDS LLC, OR ANY OF ITS PRODUCTS OR SERVICES.
Copyright© 2020, Markit Economics Limited. All rights reserved and all intellectual property rights retained by Markit Economics Limited.
General Disclosure
Availability of this document and products and services provided by MacKay Shields LLC, MacKay Shields UK LLP and MacKay Shields Europe Investment Management Limited (collectively, “MacKay Shields”) may be limited by applicable laws and regulations in certain jurisdictions and this document is provided only for persons to whom this document and the products and services of MacKay Shields may otherwise lawfully be issued or made available. None of the products and services provided by MacKay Shields are offered to any person in any jurisdiction where such offering would be contrary to local law or regulation. This document is provided for information purposes only. It does not constitute investment advice and should not be construed as an offer to buy securities. The contents of this document have not been reviewed by any regulatory authority in any jurisdiction.
This material contains the opinions of the Global Fixed Income team but not necessarily those of MacKay Shields. The opinions expressed herein are subject to change without notice. This material is distributed for informational purposes only. Forecasts, estimates, and opinions contained herein should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed. Any forward-looking statements speak only as of the date they are made and MacKay Shields assumes no duty and does not undertake to update forward-looking statements. No part of this document may be reproduced in any form, or referred to in any other publication, without express written permission of MacKay Shields LLC. ©2020, MacKay Shields LLC. All Rights Reserved.
Past performance is not indicative of future results.

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 93.7%
	Automotive – 4.9%
$2,070,000	Ford Motor Co.	8.50%	04/21/23	$2,288,064
2,170,000	Ford Motor Co. (a)	9.00%	04/22/25	2,559,906
1,400,000	Ford Motor Co.	4.35%	12/08/26	1,412,250
1,528,000	Ford Motor Co.	7.45%	07/16/31	1,823,095
2,610,000	Ford Motor Co. (a)	4.75%	01/15/43	2,415,751
2,222,000	Ford Motor Credit Co., LLC	2.98%	08/03/22	2,210,423
3,500,000	Ford Motor Credit Co., LLC (a)	4.25%	09/20/22	3,555,291
4,605,000	Ford Motor Credit Co., LLC (a)	4.13%	08/17/27	4,541,681
5,000,000	Ford Motor Credit Co., LLC (a)	5.11%	05/03/29	5,200,000
				26,006,461
	Basic Industry – 5.5%
3,911,000	Builders FirstSource, Inc. (a) (b)	6.75%	06/01/27	4,199,436
850,000	Builders FirstSource, Inc. (b)	5.00%	03/01/30	897,813
2,050,000	Cornerstone Building Brands, Inc. (a) (b)	8.00%	04/15/26	2,134,562
1,515,000	Cornerstone Building Brands, Inc. (b)	6.13%	01/15/29	1,550,489
2,445,000	JELD-WEN, Inc. (a) (b)	4.88%	12/15/27	2,530,575
2,979,000	KB Home	7.50%	09/15/22	3,265,029
3,500,000	LGI Homes, Inc. (a) (b)	6.88%	07/15/26	3,666,250
1,855,000	Meritage Homes Corp.	6.00%	06/01/25	2,089,101
2,045,000	Olin Corp. (a)	5.13%	09/15/27	2,078,231
3,765,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (a)	5.88%	06/15/24	4,085,025
770,000	Weekley Homes LLC/Weekley Finance Corp. (b)	4.88%	09/15/28	781,796
1,050,000	White Cap Buyer LLC (b)	6.88%	10/15/28	1,078,219
855,000	Williams Scotsman International, Inc. (b)	4.63%	08/15/28	861,947
				29,218,473
	Capital Goods – 7.7%
1,065,000	Amsted Industries, Inc. (b)	5.63%	07/01/27	1,122,041
2,675,000	Berry Global, Inc. (a) (b)	4.50%	02/15/26	2,715,754
1,470,000	EnerSys (b)	4.38%	12/15/27	1,514,100
2,245,000	Graham Packaging Co., Inc. (b)	7.13%	08/15/28	2,350,234
2,600,000	Howmet Aerospace, Inc.	6.88%	05/01/25	2,895,750
3,100,000	Mauser Packaging Solutions Holding Co. (a) (b)	5.50%	04/15/24	3,105,704
1,700,000	Mauser Packaging Solutions Holding Co. (b)	7.25%	04/15/25	1,642,115
1,540,000	Navistar International Corp. (b)	9.50%	05/01/25	1,709,400
2,870,000	Owens-Brockway Glass Container, Inc. (a) (b)	6.63%	05/13/27	3,083,456
530,000	Plastipak Holdings, Inc. (b)	6.25%	10/15/25	531,656
1,125,000	Spirit AeroSystems, Inc. (b)	5.50%	01/15/25	1,146,094
2,462,000	Spirit AeroSystems, Inc. (b)	7.50%	04/15/25	2,485,069
625,000	TransDigm, Inc. (b)	8.00%	12/15/25	677,375
3,360,000	TransDigm, Inc. (a) (b)	6.25%	03/15/26	3,506,983
3,055,000	TransDigm, Inc.	5.50%	11/15/27	2,988,248
2,375,000	Trident TPI Holdings, Inc. (b)	9.25%	08/01/24	2,505,625
2,660,000	Trident TPI Holdings, Inc. (a) (b)	6.63%	11/01/25	2,649,746
980,000	Triumph Group, Inc. (b)	8.88%	06/01/24	1,042,157
4,270,000	Triumph Group, Inc.	7.75%	08/15/25	2,770,163
				40,441,670
	Consumer Goods – 9.6%
320,000	CD&R Smokey Buyer, Inc. (b)	6.75%	07/15/25	338,000
750,000	Chobani LLC/Chobani Finance Corp., Inc. (b)	7.50%	04/15/25	772,039
600,000	Chobani LLC/Chobani Finance Corp., Inc. (b)	4.63%	11/15/28	603,480
3,545,000	Darling Ingredients, Inc. (a) (b)	5.25%	04/15/27	3,764,347
2,120,000	Edgewell Personal Care Co. (b)	5.50%	06/01/28	2,231,014
1,185,000	Energizer Holdings, Inc. (b)	4.38%	03/31/29	1,198,035

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Consumer Goods (Continued)
$5,030,000	Kraft Heinz Foods Co. (a)	5.00%	07/15/35	$5,803,355
1,880,000	Kraft Heinz Foods Co.	5.00%	06/04/42	2,068,864
4,635,000	Kronos Acquisition Holdings, Inc. (a) (b)	9.00%	08/15/23	4,701,628
1,585,000	Mattel, Inc. (b)	5.88%	12/15/27	1,725,391
893,000	Newell Brands, Inc. (a)	5.88%	04/01/36	1,049,275
3,965,000	Performance Food Group, Inc. (a) (b)	5.50%	06/01/24	3,994,737
2,000,000	Pilgrim’s Pride Corp. (b)	5.75%	03/15/25	2,050,000
3,610,000	Post Holdings, Inc. (a) (b)	5.00%	08/15/26	3,749,833
1,765,000	Post Holdings, Inc. (a) (b)	5.75%	03/01/27	1,853,621
2,760,000	Post Holdings, Inc. (a) (b)	4.63%	04/15/30	2,839,350
3,245,000	Primo Water Holdings, Inc. (b)	5.50%	04/01/25	3,354,519
3,910,000	Spectrum Brands, Inc. (a)	5.75%	07/15/25	4,027,300
2,500,000	US Foods, Inc. (a) (b)	5.88%	06/15/24	2,495,312
2,000,000	US Foods, Inc. (b)	6.25%	04/15/25	2,092,670
				50,712,770
	Energy – 10.8%
1,600,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp. (a)	5.38%	09/15/24	1,500,320
2,000,000	Antero Resources Corp. (a)	5.13%	12/01/22	1,855,000
1,600,000	Apache Corp.	5.10%	09/01/40	1,471,824
1,560,000	Archrock Partners L.P./Archrock Partners Finance Corp. (b)	6.25%	04/01/28	1,509,300
1,919,000	Centennial Resource Production LLC (b)	6.88%	04/01/27	710,807
1,455,000	Cheniere Energy Partners L.P.	4.50%	10/01/29	1,485,570
2,520,000	Cheniere Energy, Inc. (b)	4.63%	10/15/28	2,605,050
2,080,000	CNX Resources Corp. (b)	7.25%	03/14/27	2,197,042
960,000	Continental Resources, Inc./OK	3.80%	06/01/24	895,800
391,000	Continental Resources, Inc./OK	4.38%	01/15/28	352,600
980,000	Continental Resources, Inc./OK	4.90%	06/01/44	811,857
934,000	DCP Midstream Operating L.P.	5.13%	05/15/29	930,628
386,000	Endeavor Energy Resources L.P./ EER Finance, Inc. (b)	6.63%	07/15/25	401,077
5,435,000	EnLink Midstream LLC (a)	5.38%	06/01/29	4,663,230
1,825,000	EQM Midstream Partners L.P. (b)	6.50%	07/01/27	1,916,633
1,700,000	EQM Midstream Partners L.P.	5.50%	07/15/28	1,725,296
400,000	EQT Corp. (a)	3.90%	10/01/27	384,878
390,000	EQT Corp.	5.00%	01/15/29	390,000
791,000	Hess Midstream Operations L.P. (b)	5.63%	02/15/26	792,483
2,665,000	Laredo Petroleum, Inc. (a)	9.50%	01/15/25	1,247,060
1,510,000	Laredo Petroleum, Inc.	10.13%	01/15/28	656,095
4,280,000	Occidental Petroleum Corp. (a)	8.50%	07/15/27	4,095,425
3,070,000	Occidental Petroleum Corp. (a)	6.63%	09/01/30	2,694,846
747,000	Occidental Petroleum Corp.	4.63%	06/15/45	506,093
2,053,000	Occidental Petroleum Corp. (a)	4.40%	04/15/46	1,383,568
2,535,000	PBF Holding Co., LLC/PBF Finance Corp. (b)	9.25%	05/15/25	2,253,425
3,057,000	QEP Resources, Inc. (a)	5.63%	03/01/26	1,947,309
3,285,000	Southwestern Energy Co.	7.50%	04/01/26	3,348,400
730,000	Southwestern Energy Co.	8.38%	09/15/28	764,219
770,000	Sunoco L.P./Sunoco Finance Corp.	6.00%	04/15/27	796,919
2,000,000	Targa Pipeline Partners L.P./Targa Pipeline Finance Corp. (a)	5.88%	08/01/23	2,000,000
2,000,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.	5.00%	01/15/28	1,978,750
1,645,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp. (a)	6.88%	01/15/29	1,767,347
730,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp. (b)	4.88%	02/01/31	713,509
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Energy (Continued)
$1,830,000	USA Compression Partners L.P./USA Compression Finance Corp.	6.88%	09/01/27	$1,842,627
909,000	Western Midstream Operating L.P.	4.50%	03/01/28	845,370
1,251,000	Western Midstream Operating L.P.	5.05%	02/01/30	1,188,450
				56,628,807
	Financial Services – 3.3%
1,825,000	Aviation Capital Group LLC (b)	5.50%	12/15/24	1,901,901
1,755,000	Freedom Mortgage Corp. (b)	7.63%	05/01/26	1,751,718
3,085,000	Icahn Enterprises L.P./Icahn Enterprises Finance Corp.	6.25%	05/15/26	3,207,907
1,395,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	1,434,234
245,000	Nationstar Mortgage Holdings, Inc. (b)	6.00%	01/15/27	245,421
1,540,000	OneMain Finance Corp. (a)	6.13%	03/15/24	1,620,777
765,000	OneMain Finance Corp.	8.88%	06/01/25	842,915
1,225,000	OneMain Finance Corp. (a)	6.63%	01/15/28	1,341,743
1,011,000	OneMain Finance Corp.	5.38%	11/15/29	1,041,370
1,225,000	PennyMac Financial Services, Inc. (b)	5.38%	10/15/25	1,250,664
2,640,000	Quicken Loans, LLC/Quicken Loans Co-Issuer, Inc. (b)	3.63%	03/01/29	2,605,350
				17,244,000
	Healthcare – 8.2%
1,425,000	Bausch Health Americas, Inc. (b)	8.50%	01/31/27	1,560,140
780,000	Carriage Services, Inc. (b)	6.63%	06/01/26	822,604
2,500,000	Catalent Pharma Solutions, Inc. (a) (b)	4.88%	01/15/26	2,558,900
2,625,000	CHS/Community Health Systems, Inc. (b)	6.63%	02/15/25	2,566,200
6,580,000	CHS/Community Health Systems, Inc. (a) (b)	8.00%	03/15/26	6,612,900
1,395,000	Emergent BioSolutions, Inc. (b)		08/15/28	1,404,591
1,000,000	IQVIA, Inc. (b)	5.00%	10/15/26	1,038,270
750,000	Jaguar Holding Co. II/PPD Development L.P. (b)	5.00%	06/15/28	782,670
1,220,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics S.A. (b)	7.38%	06/01/25	1,289,388
2,065,000	Par Pharmaceutical, Inc. (b)	7.50%	04/01/27	2,191,605
3,900,000	Prestige Brands, Inc. (a) (b)	6.38%	03/01/24	3,992,625
1,325,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	1,378,828
4,750,000	Service Corp International (a)	7.50%	04/01/27	5,764,410
1,730,000	Teleflex, Inc. (b)	4.25%	06/01/28	1,810,012
7,000,000	Tenet Healthcare Corp. (a) (b)	6.13%	10/01/28	6,803,125
2,300,000	Verscend Escrow Corp. (b)	9.75%	08/15/26	2,476,812
				43,053,080
	Insurance – 0.6%
990,000	AmWINS Group, Inc. (b)	7.75%	07/01/26	1,060,349
1,275,000	MGIC Investment Corp.	5.25%	08/15/28	1,312,453
505,000	NMI Holdings, Inc. (b)	7.38%	06/01/25	551,180
				2,923,982
	Leisure – 4.0%
1,124,000	Boyd Gaming Corp. (b)	8.63%	06/01/25	1,231,848
950,000	Boyd Gaming Corp.	6.38%	04/01/26	987,022
1,290,000	Caesars Entertainment, Inc. (b)	6.25%	07/01/25	1,323,054
3,280,000	Caesars Entertainment, Inc. (b)	8.13%	07/01/27	3,427,600
1,055,000	Caesars Resort Collection LLC/CRC Finco, Inc. (b)	5.75%	07/01/25	1,083,358
3,520,000	Caesars Resort Collection LLC/CRC Finco, Inc. (b)	5.25%	10/15/25	3,347,573
1,682,000	MGM Resorts International (a)	5.50%	04/15/27	1,700,527
3,900,000	Scientific Games International, Inc. (a) (b)	8.25%	03/15/26	3,962,770
3,175,000	Scientific Games International, Inc. (b)	7.00%	05/15/28	3,159,125

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Leisure (Continued)
$775,000	Station Casinos LLC (b)	4.50%	02/15/28	$735,766
				20,958,643
	Media – 7.5%
2,200,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.88%	05/01/27	2,297,636
3,330,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	4.75%	03/01/30	3,506,823
2,818,000	Clear Channel Worldwide Holdings, Inc. (a)	9.25%	02/15/24	2,445,954
3,500,000	CSC Holdings LLC (a)	5.25%	06/01/24	3,742,812
2,325,000	CSC Holdings LLC (b)	5.50%	04/15/27	2,452,294
1,180,000	CSC Holdings LLC (b)	5.75%	01/15/30	1,262,954
900,000	DISH DBS Corp.	5.88%	11/15/24	906,750
1,200,000	DISH DBS Corp.	7.75%	07/01/26	1,273,500
2,820,000	DISH DBS Corp.	7.38%	07/01/28	2,844,675
2,100,000	iHeartCommunications, Inc.	8.38%	05/01/27	2,041,252
1,255,000	iHeartCommunications, Inc. (b)	5.25%	08/15/27	1,240,881
1,250,000	iHeartCommunications, Inc. (b)	4.75%	01/15/28	1,195,862
2,115,000	Lamar Media Corp.	5.75%	02/01/26	2,192,145
3,520,000	Nexstar Broadcasting, Inc. (b)	5.63%	07/15/27	3,675,109
3,845,000	Sinclair Television Group, Inc. (b)	5.50%	03/01/30	3,621,183
3,150,000	Sirius XM Radio, Inc. (b)	5.38%	07/15/26	3,288,474
875,000	TEGNA, Inc. (b)	4.63%	03/15/28	865,007
655,000	TripAdvisor, Inc. (b)	7.00%	07/15/25	682,592
				39,535,903
	Real Estate – 3.6%
1,980,000	GLP Capital L.P./GLP Financing II, Inc.	5.38%	04/15/26	2,202,780
1,268,000	GLP Capital L.P./GLP Financing II, Inc.	5.75%	06/01/28	1,445,957
1,199,000	Iron Mountain, Inc. (b)	4.88%	09/15/27	1,224,605
1,845,000	Iron Mountain, Inc. (a) (b)	5.25%	03/15/28	1,894,584
1,575,000	Iron Mountain, Inc. (b)	5.25%	07/15/30	1,618,312
1,375,000	Iron Mountain, Inc. (b)	4.50%	02/15/31	1,370,627
910,000	Iron Mountain, Inc. (b)	5.63%	07/15/32	941,850
1,845,000	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc.	5.63%	05/01/24	1,945,691
2,820,000	QualityTech L.P./QTS Finance Corp. (a) (b)	3.88%	10/01/28	2,829,250
3,134,000	Service Properties Trust (a)	7.50%	09/15/25	3,288,038
				18,761,694
	Retail – 6.6%
4,290,000	Albertsons Cos, Inc./Safeway Inc/New Albertsons L.P./Albertsons LLC (a) (b)	3.50%	03/15/29	4,168,164
662,000	Burlington Coat Factory Warehouse Corp. (b)	6.25%	04/15/25	694,686
2,000,000	Hanesbrands, Inc. (b)	4.63%	05/15/24	2,086,850
3,300,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (a) (b)	5.25%	06/01/26	3,416,160
1,615,000	Kohl’s Corp.	9.50%	05/15/25	1,934,250
695,000	L Brands, Inc. (b)	6.88%	07/01/25	746,076
1,420,000	L Brands, Inc. (b)	9.38%	07/01/25	1,648,975
4,100,000	L Brands, Inc. (a)	7.50%	06/15/29	4,395,446
1,200,000	L Brands, Inc. (b)	6.63%	10/01/30	1,262,250
830,000	Lithia Motors, Inc. (b)	4.38%	01/15/31	858,531
3,770,000	Macy’s, Inc. (a) (b)	8.38%	06/15/25	3,941,686
1,820,000	Michaels Stores, Inc. (a) (b)	4.75%	10/01/27	1,781,780
1,690,000	Penske Automotive Group, Inc.	3.50%	09/01/25	1,696,338
2,325,000	PetSmart, Inc. (b)	5.88%	06/01/25	2,381,160
990,000	PVH CORP	4.63%	07/10/25	1,045,533
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Retail (Continued)
$2,680,000	QVC, Inc.	4.38%	09/01/28	$2,687,035
				34,744,920
	Services – 7.6%
1,870,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a) (b)	6.63%	07/15/26	1,961,228
3,505,000	Allied Universal Holdco LLC/Allied Universal Finance Corp. (a) (b)	9.75%	07/15/27	3,744,251
1,824,000	Aramark Services, Inc. (b)	6.38%	05/01/25	1,915,437
559,000	Aramark Services, Inc.	4.75%	06/01/26	556,345
1,250,000	Brink’s (The) Co. (a) (b)	5.50%	07/15/25	1,302,606
2,420,000	Clean Harbors, Inc. (b)	4.88%	07/15/27	2,532,990
2,740,000	H&E Equipment Services, Inc. (a)	5.63%	09/01/25	2,846,175
3,605,000	Herc Holdings, Inc. (a) (b)	5.50%	07/15/27	3,711,348
995,000	Picasso Finance Sub, Inc. (b)	6.13%	06/15/25	1,050,770
1,915,000	Prime Security Services Borrower, LLC/Prime Finance, Inc. (b)	3.38%	08/31/27	1,850,369
3,805,000	ServiceMaster (The) Co., LLC (b)	5.13%	11/15/24	3,910,589
4,835,000	Staples, Inc. (a) (b)	7.50%	04/15/26	4,528,799
3,712,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp. (b)	6.75%	06/01/25	3,771,392
790,000	Uber Technologies, Inc. (b)	6.25%	01/15/28	801,850
3,650,000	Waste Pro USA, Inc. (b)	5.50%	02/15/26	3,697,103
880,000	WESCO Distribution, Inc. (b)	7.13%	06/15/25	949,366
1,045,000	WESCO Distribution, Inc. (b)	7.25%	06/15/28	1,145,743
				40,276,361
	Technology & Electronics – 4.3%
1,945,000	APX Group, Inc. (a) (b)	6.75%	02/15/27	2,030,094
900,000	Boxer Parent Co., Inc. (b)	7.13%	10/02/25	966,204
2,380,000	CommScope, Inc. (b)	6.00%	03/01/26	2,472,380
3,150,000	CommScope, Inc. (a) (b)	8.25%	03/01/27	3,264,187
1,375,000	CommScope, Inc. (a) (b)	7.13%	07/01/28	1,384,446
4,996,000	Dell International LLC/EMC Corp. (a) (b)	8.35%	07/15/46	6,828,930
1,900,000	Entegris, Inc. (b)	4.38%	04/15/28	1,980,750
2,330,000	Go Daddy Operating Co., LLC/GD Finance Co, Inc. (a) (b)	5.25%	12/01/27	2,445,044
900,000	NCR Corp. (b)	5.25%	10/01/30	892,688
585,000	Presidio Holdings, Inc. (b)	8.25%	02/01/28	621,928
				22,886,651
	Telecommunications – 7.2%
1,200,000	Cable One, Inc. (b)	4.00%	11/15/30	1,221,000
3,220,000	CenturyLink, Inc., Series P	7.60%	09/15/39	3,629,648
720,000	Embarq Corp.	8.00%	06/01/36	845,550
5,925,000	Level 3 Financing, Inc. (a)	5.38%	05/01/25	6,104,913
3,685,000	Level 3 Financing, Inc. (b)	3.63%	01/15/29	3,572,147
3,875,000	Sprint Capital Corp. (a)	6.88%	11/15/28	4,909,141
4,545,000	Sprint Capital Corp. (a)	8.75%	03/15/32	6,805,001
3,685,000	Sprint Corp. (a)	7.63%	03/01/26	4,490,117
3,295,000	T-Mobile USA, Inc.	6.00%	03/01/23	3,299,119
2,925,000	T-Mobile USA, Inc. (a)	6.00%	04/15/24	2,980,429
				37,857,065
	Transportation – 1.6%
1,584,683	American Airlines 2013-2 Class A Pass Through Trust	4.95%	01/15/23	1,376,615
45,636	Continental Airlines 2005-ERJ1 Pass Through Trust	9.80%	04/01/21	44,024
800,000	JetBlue 2020-1 Class B Pass Through Trust (a)	7.75%	11/15/28	835,682

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Transportation (Continued)
$2,050,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. (b)	6.50%	06/20/27	$2,138,407
2,420,693	US Airways 2000-3C Pass Through Trust	8.39%	03/01/22	2,279,853
2,000,000	XPO Logistics, Inc. (b)	6.50%	06/15/22	2,011,130
				8,685,711
	Utility – 0.7%
1,265,000	PG&E Corp.	5.00%	07/01/28	1,269,870
2,350,000	PG&E Corp.	5.25%	07/01/30	2,352,938
				3,622,808
	Total Corporate Bonds and Notes			493,558,999
	(Cost $483,361,565)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES – 25.3%
	Automotive – 0.5%
2,975,000	Adient Global Holdings Ltd. (USD) (a) (b)	4.88%	08/15/26	2,851,924
	Basic Industry – 2.5%
2,700,000	Alcoa Nederland Holding B.V. (USD) (a) (b)	7.00%	09/30/26	2,843,492
2,500,000	Cemex S.A.B. de C.V. (USD) (b)	7.38%	06/05/27	2,756,900
1,100,000	Cemex S.A.B. de C.V. (USD) (b)	5.20%	09/17/30	1,163,404
1,900,000	James Hardie International Finance DAC (USD) (a) (b)	5.00%	01/15/28	2,020,764
1,625,000	SPCM S.A. (USD) (b)	4.88%	09/15/25	1,673,831
2,200,000	Stora Enso OYJ (USD) (b)	7.25%	04/15/36	2,851,710
				13,310,101
	Capital Goods – 4.5%
3,900,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (USD) (b)	5.25%	08/15/27	4,007,250
3,005,000	Bombardier, Inc. (USD) (a) (b)	6.13%	01/15/23	2,595,569
1,605,000	Bombardier, Inc. (USD) (b)	7.88%	04/15/27	1,171,650
2,240,000	CANPACK S.A./Eastern PA Land Investment Holding LLC (USD) (b)	3.13%	11/01/25	2,270,800
1,880,000	Cascades, Inc./Cascades USA, Inc. (USD) (b)	5.38%	01/15/28	1,963,425
2,725,000	Intertape Polymer Group, Inc. (USD) (a) (b)	7.00%	10/15/26	2,870,951
4,330,000	Titan Acquisition Ltd./Titan Co-Borrower LLC (USD) (a) (b)	7.75%	04/15/26	4,330,000
4,425,000	Vertical Holdco GmbH (USD) (a) (b)	7.63%	07/15/28	4,599,234
				23,808,879
	Consumer Goods – 1.9%
2,600,000	JBS Investments II GmbH (USD) (b)	7.00%	01/15/26	2,782,078
2,725,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc. (USD) (b)	6.50%	04/15/29	3,065,979
1,000,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc. (USD) (b)	5.50%	01/15/30	1,088,750
2,161,000	MARB BondCo PLC (USD) (c)	6.88%	01/19/25	2,236,203
708,000	Minerva Luxembourg S.A. (USD) (b)	6.50%	09/20/26	737,212
				9,910,222
	Energy – 0.6%
2,065,000	MEG Energy Corp. (USD) (a) (b)	7.13%	02/01/27	1,863,105
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Energy (Continued)
1,100,000	Petrobras Global Finance BV (USD)	5.60%	01/03/31	$1,188,247
				3,051,352
	Financial Services – 0.6%
3,256,000	Fairstone Financial, Inc. (USD) (a) (b)	7.88%	07/15/24	3,347,233
	Healthcare – 4.3%
4,130,000	Bausch Health Cos., Inc. (USD) (a) (b)	9.00%	12/15/25	4,523,176
4,600,000	Bausch Health Cos., Inc. (USD) (a) (b)	5.00%	01/30/28	4,552,298
1,740,000	Bausch Health Cos., Inc. (USD) (b)	6.25%	02/15/29	1,795,680
7,380,000	Bausch Health Cos., Inc. (USD) (a) (b)	7.25%	05/30/29	7,951,064
3,850,000	Teva Pharmaceutical Finance Netherlands III B.V. (USD) (a)	7.13%	01/31/25	3,997,186
				22,819,404
	Leisure – 1.7%
2,298,000	International Game Technology PLC (USD) (a) (b)	6.25%	02/15/22	2,356,898
1,253,000	International Game Technology PLC (USD) (b)	5.25%	01/15/29	1,242,481
700,000	Melco Resorts Finance Ltd. (USD) (b)	5.75%	07/21/28	699,092
4,385,000	Stars Group Holdings B.V./Stars Group U.S. Co-Borrower LLC (USD) (a) (b)	7.00%	07/15/26	4,643,715
				8,942,186
	Media – 3.6%
1,240,000	Altice Financing S.A. (USD) (a) (b)	5.00%	01/15/28	1,204,431
6,797,000	Altice France Holding S.A. (USD) (a) (b)	10.50%	05/15/27	7,506,437
6,845,000	Altice France Holding S.A. (USD) (a) (b)	6.00%	02/15/28	6,601,010
1,521,000	Clear Channel International B.V. (USD) (b)	6.63%	08/01/25	1,549,519
1,820,000	UPC Holding, B.V. (USD) (b)	5.50%	01/15/28	1,882,562
				18,743,959
	Retail – 0.6%
1,855,000	1011778 BC ULC/New Red Finance, Inc. (USD) (b)	5.75%	04/15/25	1,979,452
1,000,000	1011778 BC ULC/New Red Finance, Inc. (USD) (b)	3.50%	02/15/29	995,000
				2,974,452
	Services – 2.0%
1,500,000	Algeco Global Finance PLC (USD) (b)	8.00%	02/15/23	1,489,673
1,600,000	Garda World Security Corp. (USD) (b)	4.63%	02/15/27	1,564,000
1,525,000	Garda World Security Corp. (USD) (a) (b)	9.50%	11/01/27	1,630,515
1,407,000	GFL Environmental, Inc. (USD) (b)	8.50%	05/01/27	1,536,268
4,125,000	Ritchie Bros. Auctioneers, Inc. (USD) (a) (b)	5.38%	01/15/25	4,251,328
				10,471,784
	Technology & Electronics – 0.9%
1,020,000	Clarios Global L.P. (USD) (b)	6.75%	05/15/25	1,080,354
675,000	Clarios Global L.P./Clarios US Finance Co. (USD) (b)	6.25%	05/15/26	707,933
2,750,000	Clarios Global L.P./Clarios US Finance Co. (USD) (b)	8.50%	05/15/27	2,873,200
				4,661,487
	Telecommunications – 1.6%
1,840,000	Altice France S.A./France (USD) (b)	7.38%	05/01/26	1,922,340
600,000	DKT Finance ApS (EUR) (c)	7.00%	06/17/23	705,352
1,116,000	DKT Finance ApS (USD) (b)	9.38%	06/17/23	1,139,830

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Telecommunications (Continued)
3,540,000	Telecom Italia Capital S.A. (USD) (a)	7.72%	06/04/38	$4,807,037
				8,574,559
	Total Foreign Corporate Bonds and Notes			133,467,542
	(Cost $129,734,413)
Par Amount (Local Currency)	Description	Stated Rate	Stated Maturity	Value (US Dollars)
CAPITAL PREFERRED SECURITIES – 6.4%
	Automotive – 1.1%
5,935,000	General Motors Financial Co., Inc., Series A (USD) (a) (d)	5.75%	(e)	5,820,198
	Banking – 2.9%
2,940,000	Bank of America Corp., Series DD (USD) (d)	6.30%	(e)	3,338,496
3,000,000	Barclays Bank PLC, 3 Mo. EUR LIBOR + 0.71% (EUR) (c) (f)	0.23%	(e)	3,251,965
4,475,000	Citigroup, Inc., Series M (USD) (d)	6.30%	(e)	4,648,406
3,935,000	Citigroup, Inc., Series V (USD) (d)	4.70%	(e)	3,856,300
				15,095,167
	Financial Services – 1.0%
3,500,000	Goldman Sachs Group (The), Inc., Series P (USD) (d)	5.00%	(e)	3,363,934
3,210,000	Textron Financial Corp., 3 Mo. LIBOR + 1.74% (USD) (a) (b) (f)	2.02%	02/15/42	2,236,407
				5,600,341
	Insurance – 1.4%
5,400,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (USD) (a) (b) (f)	2.41%	02/12/47	4,721,203
3,500,000	Lincoln National Corp., 3 Mo. LIBOR + 2.36% (USD) (f)	2.64%	05/17/66	2,491,107
				7,212,310
	Total Capital Preferred Securities			33,728,016
	(Cost $35,193,354)
Principal Value	Description	Rate (g)	Stated Maturity (h)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 3.0%
	Capital Goods – 0.3%
$1,800,000	Pretium PKG Holdings, Inc., Initial Term Loan, 5 Mo. LIBOR + 8.25%, 0.75% Floor	9.00%	11/06/28	1,773,000
	Energy – 0.1%
954,311	Crestwood Holdings LLC, Term Loan B, 1 Mo. LIBOR + 7.50%, 0.00% Floor	7.66%	03/06/23	590,681
	Healthcare – 1.1%
5,732,825	Ortho-Clinical Diagnostics S.A., Term Loan B3, 1 Mo. LIBOR + 3.25%, 0.00% Floor	3.42%	06/30/25	5,532,176
	Insurance – 0.2%
992,500	HUB International Ltd., Term Loan B, 3 Mo. LIBOR + 4.00%, 1.00% Floor	5.00%	04/25/25	986,178
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Rate (g)	Stated Maturity (h)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Services – 1.3%
$7,000,000	TruGreen L.P., Initial Term Loan, 1 Mo. LIBOR + 8.50%, 0.75% Floor	9.25%	11/02/28	$6,860,000
	Total Senior Floating-Rate Loan Interests			15,742,035
	(Cost $16,275,582)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 0.6%
	Collateralized Mortgage Obligations – 0.0%
	Washington Mutual Alternative Mortgage Pass-Through Certificates
17,990	Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (i)	38.45%	06/25/37	39,087
	Commercial Mortgage-Backed Securities – 0.6%
	Securitized Asset Backed Receivables LLC Trust
7,073,418	Series 2006-FR4, Class A2A, 1 Mo. LIBOR + 0.08% (f)	0.25%	08/25/36	3,100,777
	Total Mortgage-Backed Securities			3,139,864
	(Cost $5,125,967)
ASSET-BACKED SECURITIES – 0.0%
	KeyCorp Student Loan Trust,
44,604	Series 2000-A, Class A2, 3 Mo. LIBOR + 0.32% (f)	0.68%	05/25/29	44,574
	(Cost $42,882)

Shares	Description	Value
COMMON STOCKS – 0.1%
	Energy – 0.0%
7	Thunderbird Resources Equity, Inc. (j) (k) (l) (m)	73,622
	Utility – 0.1%
13,918	Vistra Corp.	241,756
	Total Common Stocks	315,378
	(Cost $997,888)
RIGHTS – 0.0%
	Utility – 0.0%
13,918	Vistra Corp. (k) (m)	15,546
	(Cost $22,917)

	Total Investments – 129.1%			680,011,954
	(Cost $670,754,568) (n)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS SOLD SHORT - (11.0)%
$(30,000,000)	United States Treasury Note	1.38%	09/30/23	(31,033,594)
(24,000,000)	United States Treasury Note	2.88%	05/31/25	(26,761,406)
	Total U.S. Government Bonds Sold Short			(57,795,000)
	(Proceeds $52,553,859)
CORPORATE BONDS SOLD SHORT – (1.9)%
	Energy – (0.3)%
(1,600,000)	Halliburton Co.	2.92%	03/01/30	(1,558,298)
	Media – (1.0)%
(5,145,000)	Netflix, Inc.	4.38%	11/15/26	(5,594,448)

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS SOLD SHORT (Continued)
	Technology & Electronics – (0.6)%
$(2,930,000)	Amkor Technology, Inc. (b)	6.63%	09/15/27	$(3,138,762)
	Total Corporate Bonds Sold Short			(10,291,508)
	(Proceeds $9,535,814)
FOREIGN CORPORATE BONDS SOLD SHORT – (0.6)%
	Basic Industry – (0.6)%
(2,900,000)	FMG Resources (August 2006) Pty Ltd. (USD) (b)	5.13%	05/15/24	(3,108,104)
	(Proceeds $3,026,975)
	Total Investments Sold Short – (13.5)%			(71,194,612)
	(Proceeds $65,116,648)

Outstanding Loan – (22.9)%	(120,410,907)
Net Other Assets and Liabilities – 7.3%	38,409,061
Net Assets – 100.0%	$526,815,496

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 10/31/2020	Sale Value as of 10/31/2020	Unrealized Appreciation/ (Depreciation)
02/01/21	JPM	USD	4,075,490	EUR	3,441,000	$ 4,075,490	$ 4,016,660	$ 58,830

Counterparty Abbreviations
JPM	JPMorgan Chase
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.

(a)	This security or a portion of this security is segregated as collateral for investments sold short.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund Board of Trustees, this security has been determined to be liquid by MacKay Shields LLC, the Fund’s sub-advisor (the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2020, securities noted as such amounted to $419,861,143 of total investments and $(6,246,866) of total investments sold short, or 79.7% and (1.2)% of net assets, respectively.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(e)	Perpetual maturity.
(f)	Floating or variable rate security.
(g)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate.
(h)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(i)	Inverse floating rate security.
(j)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2020, securities noted as such are valued at $73,622 or 0.0% of net assets.
(k)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(l)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(m)	Non-income producing security.
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Portfolio of Investments (Continued)
October 31, 2020
(n)	Aggregate cost for federal income tax purposes was $617,206,847. As of October 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $25,765,318 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $34,095,993. The net unrealized depreciation was $8,330,675. The amounts presented are inclusive of investments sold short and derivative contracts.

EUR	Euro
LIBOR	London Interbank Offered Rate
USD	United States Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of October 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$ 493,558,999	$ —	$ 493,558,999	$ —
Foreign Corporate Bonds and Notes*	133,467,542	—	133,467,542	—
Capital Preferred Securities*	33,728,016	—	33,728,016	—
Senior Floating-Rate Loan Interests*	15,742,035	—	15,742,035	—
Mortgage-Backed Securities	3,139,864	—	3,139,864	—
Asset-Backed Securities	44,574	—	44,574	—
Common Stocks:
Energy	73,622	—	—	73,622
Utility	241,756	241,756	—	—
Rights*	15,546	—	15,546	—
Total Investments	680,011,954	241,756	679,696,576	73,622
Forward Foreign Currency Contracts	58,830	—	58,830	—
Total	$ 680,070,784	$ 241,756	$ 679,755,406	$ 73,622
LIABILITIES TABLE
	Total Value at 10/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
U.S. Government Bonds Sold Short	$ (57,795,000)	$ —	$ (57,795,000)	$ —
Corporate Bonds Sold Short*	(10,291,508)	—	(10,291,508)	—
Foreign Corporate Bonds Sold Short*	(3,108,104)	—	(3,108,104)	—
Total	$ (71,194,612)	$—	$ (71,194,612)	$—

*	See Portfolio of Investments for industry breakout.
Level 3 Common Stocks are fair valued by the Advisor’s Pricing Committee. These values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Assets and Liabilities
October 31, 2020
ASSETS:
Investments, at value (Cost $670,754,568)	$ 680,011,954
Cash	32,770,560
Foreign currency (Cost $7,598)	7,477
Unrealized appreciation on forward foreign currency contracts	58,830
Receivables:
Investment securities sold	10,835,895
Interest	10,402,654
Prepaid expenses	18,577
Total Assets	734,105,947
LIABILITIES:
Borrowings	120,410,907
Investments sold short, at value (proceeds $65,116,648)	71,194,612
Due to broker	99,708
Payables:
Investment securities purchased	14,355,277
Interest expense on investments sold short	533,280
Investment advisory fees	450,487
Margin interest expense	63,796
Audit and tax fees	57,179
Shareholder reporting fees	35,890
Legal fees	29,771
Administrative fees	29,179
Custodian fees	24,558
Transfer agent fees	2,697
Trustees’ fees and expenses	1,320
Financial reporting fees	771
Other liabilities	1,019
Total Liabilities	207,290,451
NET ASSETS	$526,815,496
NET ASSETS consist of:
Paid-in capital	$ 637,748,801
Par value	336,424
Accumulated distributable earnings (loss)	(111,269,729)
NET ASSETS	$526,815,496
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$15.66
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	33,642,356
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Operations
For the Year Ended October 31, 2020
INVESTMENT INCOME:
Interest	$ 42,129,756
Margin interest rebate	411,455
Dividends	7,377
Other	245,366
Total investment income	42,793,954
EXPENSES:
Investment advisory fees	5,399,666
Margin interest expense	2,513,048
Interest expense on investments sold short	2,370,321
Legal fees	397,016
Administrative fees	303,143
Shareholder reporting fees	235,751
Custodian fees	76,007
Audit and tax fees	61,351
Listing expense	40,618
Transfer agent fees	27,251
Trustees’ fees and expenses	16,367
Financial reporting fees	9,250
Other	34,883
Total expenses	11,484,672
NET INVESTMENT INCOME (LOSS)	31,309,282
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(22,737,653)
Forward foreign currency contracts	(32,619)
Foreign currency transactions	(52,954)
Investments sold short	(3,776,805)
Net realized gain (loss)	(26,600,031)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,762,784)
Forward foreign currency contracts	86,684
Foreign currency translation	(23,278)
Investments sold short	(857,023)
Net change in unrealized appreciation (depreciation)	(5,556,401)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(32,156,432)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(847,150)

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statements of Changes in Net Assets
	Year Ended 10/31/2020	Year Ended 10/31/2019
OPERATIONS:
Net investment income (loss)	$ 31,309,282	$ 31,902,674
Net realized gain (loss)	(26,600,031)	724,516
Net change in unrealized appreciation (depreciation)	(5,556,401)	23,036,872
Net increase (decrease) in net assets resulting from operations	(847,150)	55,664,062
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(31,244,833)	(31,637,521)
Return of capital	(13,817,545)	(12,407,911)
Total distributions to shareholders	(45,062,378)	(44,045,432)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares *	(9,776,932)	(7,476,849)
Net increase (decrease) in net assets resulting from capital transactions	(9,776,932)	(7,476,849)
Total increase (decrease) in net assets	(55,686,460)	4,141,781
NET ASSETS:
Beginning of period	582,501,956	578,360,175
End of period	$ 526,815,496	$ 582,501,956
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	34,378,335	34,903,005
Common Shares repurchased *	(735,979)	(524,670)
Common Shares at end of period	33,642,356	34,378,335

*	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2021. For the year ended October 31, 2020, the fund repurchased 735,979 of its shares at a weighted-average discount of 11.95% from net asset value per share. For the year ended October 31, 2019, the fund repurchased 524,670 of its shares at a weighted-average discount of 13.84% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 760,685 common shares (for an aggregate of 1,496,664), or (ii) March 15, 2021.
See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Statement of Cash Flows
For the Year Ended October 31, 2020
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(847,150)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(467,786,287)
Borrowed investments sold short	7,366,576
Sales, maturities and paydown of investments	488,876,265
Borrowed investments purchased	(89,462,469)
Net amortization/accretion of premiums/discounts on investments	401,061
Net realized gain/loss on investments	22,737,653
Net realized gain/loss on investments sold short	3,776,805
Net change in unrealized appreciation/depreciation on investments	4,762,784
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(86,684)
Net change in unrealized appreciation/depreciation on investments sold short	857,023
Changes in assets and liabilities:
Decrease in interest receivable	953,091
Decrease in margin interest rebate receivable	71,226
Decrease in due from broker	106,625
Decrease in prepaid expenses	2,128
Decrease in interest payable on investments sold short	(212,570)
Increase in due to broker	99,708
Decrease in investment advisory fees payable	(42,671)
Decrease in audit and tax fees payable	(412)
Increase in legal fees payable	21,779
Increase in shareholder reporting fees payable	1,098
Decrease in administrative fees payable	(9,438)
Increase in custodian fees payable	5,686
Decrease in transfer agent fees payable	(1,981)
Decrease in trustees’ fees and expenses payable	(4,183)
Decrease in margin interest expense payable	(85,041)
Decrease in other liabilities payable	(1,672)
Cash used in operating activities		$(28,501,050)
Cash flows from financing activities:
Repurchase of Common Shares	(9,776,932)
Distributions to Common Shareholders from investment operations	(31,244,833)
Distributions to Common Shareholders from return of capital	(13,817,545)
Net proceeds from borrowing	94,645,979
Cash provided by financing activities		39,806,669
Increase in cash and foreign currency (a)		11,305,619
Cash and foreign currency at beginning of period		21,472,418
Cash and foreign currency at end of period		$32,778,037
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$5,180,980

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(23,278).

See Notes to Financial Statements

First Trust High Income Long/Short Fund (FSD)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended October 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 16.94	$ 16.57	$ 18.23	$ 17.71	$ 17.28
Income from investment operations:
Net investment income (loss)	0.92	0.93	0.96	1.04	1.00
Net realized and unrealized gain (loss)	(0.92)	0.68	(1.32)	0.83	0.44
Total from investment operations	—	1.61	(0.36)	1.87	1.44
Distributions paid to shareholders from:
Net investment income	(0.92)	(0.92)	(0.98)	(1.07)	(1.06)
Return of capital	(0.40)	(0.36)	(0.37)	(0.34)	—
Total distributions paid to Common Shareholders	(1.32)	(1.28)	(1.35)	(1.41)	(1.06)
Common Share repurchases	0.04	0.04	0.05	0.00 (a)	0.05
Tender offer purchases	—	—	—	0.06	—
Net asset value, end of period	$15.66	$16.94	$16.57	$18.23	$17.71
Market value, end of period	$13.49	$15.49	$13.91	$16.91	$15.52
Total return based on net asset value (b)	1.53%	11.58%	(0.82)%	11.98%	10.24%
Total return based on market value (b)	(4.35)%	21.54%	(10.24)%	18.52%	11.58%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 526,815	$ 582,502	$ 578,360	$ 546,047	$ 624,109
Ratio of total expenses to average net assets	2.13%	2.53%	2.20%	1.86%	1.54%
Ratio of total expenses to average net assets excluding interest expense	1.22%	1.16%	1.13%	1.19%	1.16%
Ratio of net investment income (loss) to average net assets	5.80%	5.55%	5.48%	5.76%	5.92%
Portfolio turnover rate	63%	33%	29%	39%	36%

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Income Long/Short Fund (FSD)
October 31, 2020
1. Organization
First Trust High Income Long/Short Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 18, 2010, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FSD” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to provide current income. The Fund’s secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, a majority of its assets in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. For purposes of this strategy, “corporate fixed-income securities” include corporate bonds, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, as well as asset-backed securities, preferred shares, senior floating-rate loan participations, commitments and assignments (“Senior Loans”)(1), payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances and derivative instruments that provide the same or similar economic impact as a physical investment in the above securities. Below-investment grade fixed-income securities are commonly referred to as “high-yield” or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that MacKay Shields LLC (“MacKay” or the “Sub-Advisor”) believes offer the potential for attractive returns and that it considers in the aggregate to have the potential to outperform the Fund’s benchmark, the ICE BofA US High Yield Constrained Index (the “Index”). The Fund will take short positions in securities that the Sub-Advisor believes in the aggregate will underperform the Index. The Fund’s long positions, either directly or through derivatives, may total up to 130% of the Fund’s Managed Assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s Managed Assets. “Managed Assets” means the average daily gross asset value of the Fund (which includes the principal amount of any borrowings), minus the sum of the Fund’s liabilities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Corporate bonds, notes, capital preferred securities, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
The Senior Loans held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the borrower/issuer;

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2020, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had no unfunded loan commitments as of October 31, 2020.
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020
excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with Pershing, LLC for the purpose of purchasing or borrowing securities on margin. At October 31, 2020, the Fund had $120,410,907 in borrowings, which approximates fair value, associated with investments sold short as shown in “Borrowings” on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy. At October 31, 2020, the Fund had $71,194,612 of investments sold short as shown in “Investments sold short, at value” on the Statement of Assets and Liabilities. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. At October 31, 2020, the Fund had a debit margin balance of $191,587,849 with an interest rate of 0.83%. For fiscal year ended October 31, 2020, the Fund had margin interest rebate of $411,455 and margin interest expense of $2,513,048, as shown on the Statement of Operations. For the fiscal year ended October 31, 2020, the average margin balance and interest rate were $173,031,543 and 1.36%, respectively.
G. Dividends and Distributions to Shareholders
Level dividend distributions are declared and paid monthly to Common Shareholders after the payment of interest and/or dividends in connection with leverage. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2020, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $204,518 and an increase in accumulated net realized gain (loss) of $204,518. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by these reclassifications.
The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$31,244,833	$31,637,521
Capital gains	—	—
Return of capital	13,817,545	12,407,911
As of October 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(102,938,693)
Net unrealized appreciation (depreciation)	(8,331,036)
Total accumulated earnings (losses)	(111,269,729)
Other	—
Paid-in capital	638,085,225
Total net assets	$526,815,496

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2020, the Fund had no pre-enactment net capital losses for federal income tax purposes. At October 31, 2020, the Fund had post-enactment net capital losses for federal income tax purposes of $102,938,693 to be carried forward indefinitely.
Of these losses, $27,151,412 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $2,219,032 per year.
The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2020, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of October 31, 2020, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
I. Expenses
The Fund will pay all expenses directly related to its operations.
J. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. ASU 2017-08 was adopted for these financial statements and did not have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
MacKay serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020
Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, excluding short-term investments and investments sold short, for the fiscal year ended October 31, 2020, were $467,312,981 and $495,313,732, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $89,462,469 and $7,366,576, respectively.
5. Derivative Transactions
The following table presents the types of derivatives held by the Fund at October 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 58,830	Unrealized depreciation on forward foreign currency contracts	$ —
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(32,619)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	86,684
During the fiscal year ended October 31, 2020, the notional values of forward foreign currency contracts opened and closed were $76,045,863 and $89,676,105, respectively.
The Fund does not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust High Income Long/Short Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust High Income Long/Short Fund (the “Fund”), including the portfolio of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
December 18, 2020
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2020, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended October 31, 2020, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of March 26, 2020, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on March 9, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of First Trust High Income Long/Short Fund as Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 26,353,864 and the number of votes withheld was 4,645,898. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.
At the Annual Meeting, shareholders of the Fund voted against a shareholder’s proposal that all investment advisory and management agreements pertaining to the Fund between the Fund and First Trust Advisors L.P. shall be terminated, as soon as legally permitted (the “Shareholder Proposal”). 3,269,469 shares of the Fund voted for the Shareholder Proposal, 12,952,779 shares of the Fund voted against the Shareholder Proposal, and 332,892 shares of the Fund abstained. There were 14,444,622 broker non-votes in connection with the Shareholder Proposal.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust High Income Long/Short Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and MacKay Shields LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; and (ii) not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average net assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one-year period ended December 31, 2019 but underperformed the

Additional Information (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
Performance Universe median for the three- and five-year periods ended December 31, 2019. The Board also noted that the Fund outperformed the benchmark index for the one- and three-year periods ended December 31, 2019 but underperformed the benchmark index for the five-year period ended December 31, 2019. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2019 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board noted the Sub-Advisor’s expenses in providing investment services to the Fund and considered the Sub-Advisor’s statement that it expects that existing expenses incurred by the Sub-Advisor relating to providing services to the Fund would remain approximately the same over the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, noting that the Sub-Advisor did not identify any material fall-out benefits. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Fund Investment Objectives, Principal Investment Policies and Principal Risks
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended October 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary investment objective is to provide current income. The Fund’s secondary objective is capital appreciation.
Principal Investment Policies
In pursuit of its investment objectives, under normal market conditions:
•	The Fund invests primarily in a diversified portfolio of U.S. and foreign (including emerging markets) high-yield corporate fixed-income securities of varying maturities that are rated below-investment grade at the time of purchase. Such securities include corporate bonds; debentures; notes; commercial paper; other types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership; asset-backed securities; preferred shares; loan participations and assignments; payment-in-kind securities; zero-coupon bonds; bank certificates of deposit; fixed time deposits; banker’s acceptances; and derivative instruments that provide the same or similar economic impact as a physical investment in any of the above referenced securities.
•	The Fund will generally limit its investment in securities rated below “B-” by Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., or Fitch Ratings, below “B3” by Moody’s Investors Service, Inc., comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the investment team to be of comparable quality at the time of purchase to no more than 5% above the approximate aggregate weighting of such securities in the index which the Fund tracks.
•	The Fund maintains both long and short positions in securities. The Fund’s long positions, either directly or indirectly, may total up to 130% of the Fund’s managed assets. The Fund’s short positions, either directly or through derivatives, may total up to 30% of the Fund’s managed assets.
•	The Fund’s use of derivatives, other than for hedging purposes, will not exceed 30% of the Fund’s managed assets. The Fund’s principal investments in derivative instruments may include investments in credit default swaps, structured notes, special purpose vehicles, futures transactions, options and options on futures as well as certain currency and interest rate instruments such as foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies and interest rate swaps.
•	The Fund’s investments may be denominated in U.S. dollars or in foreign currencies. In order to minimize the impact of currency fluctuations, the Sub-Advisor may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars.
•	The Fund may also invest up to 5% of its managed assets in common stock, including those of foreign issuers; invest up to 20% of its managed assets in securities that, at the time of investment, are illiquid; invest without limit in securities that are unregistered or are held by control persons of the issuer; and invest without limit in securities that are subject to contractual restrictions on their resale.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or Sub-Advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Distressed Securities Risk. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied. Distressed securities might be repaid only after lengthy workout, bankruptcy or similar proceedings, during which the issuer may not make any interest or other payments. Because there typically is substantial uncertainty regarding the outcome of such proceedings, there is a high risk of loss, including loss of the entire investment.
Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio’s current earnings rate.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Many financial instruments use or may use a floating rate based upon the London Interbank Offered Rate (LIBOR), which is being phased out by the end of 2021. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Non-U.S. Securities Risk. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of

Fund Investment Objectives, Principal Investment Policies and Principal Risks (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy, administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.
Potential Conflicts of Interest Risk. First Trust, MacKay and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and MacKay currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using certain types of leverage, the amount of the fees paid to First Trust (and by First Trust to MacKay) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and MacKay could have a financial incentive to leverage the Fund.
Preferred Securities Risk. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.
The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for fixed-income securities trading. Fixed-income securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Board of Trustees and Officers
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term• Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	189	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term• Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	189	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term• Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	189	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term• Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	189	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term• Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	189	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2023 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011• Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust High Income Long/Short Fund (FSD)
October 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2019

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
MacKay Shields LLC
1345 Avenue of the Americas
43rd Floor
New York, NY 10105
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b)       Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $52,000 for the fiscal year ended October 31, 2019 and $52,000 for the fiscal year ended October 31, 2020.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

Audit-Related Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2019 and $5,609 for the fiscal year ended October 31, 2020. The fees were for tax return preparation. These fees were for tax return preparation in both years, and for the fiscal year ended October 31, 2020, were also for tax consultation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

All Other Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2019 and $0 for the fiscal year ended October 31, 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant’s fiscal year ended October 31, 2019 were $5,200 for the Registrant and $28,500 for the Registrant’s investment adviser and for the Registrant’s fiscal year ended October 31, 2020 were $5,609 for the Registrant and $70,370 for the Registrant’s investment adviser.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

Information provided as of January 8, 2021

MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”) is a registered investment adviser founded in 1938, and serves as the sub-advisor to the Registrant.

Joseph Cantwell, Senior Managing Director, Co-Head of Global Fixed Income Division and Head of Credit

Mr. Cantwell has been employed by MacKay Shields LLC in its Global Fixed Income Division since 2013. He began his tenure as a portfolio analyst and was promoted to portfolio manager in 2017.

Matthew Jacob, Managing Director, Global Fixed Income Division

Mr. Jacob has been employed by MacKay Shields LLC in its Global Fixed Income Division since 2011. He began his tenure as a portfolio analyst and was promoted to portfolio manager in 2017.

Shu-Yang Tan, Managing Director, Global Fixed Income Division

Mr. Tan has been employed by MacKay Shields LLC in its Global Fixed Income Division since 2010. He began his tenure as a portfolio analyst and was promoted to portfolio manager in 2017.

Prior to December 31, 2019, Dan Roberts, PhD, was a portfolio manager for the Registrant and was the Executive Managing Director, Chief Investment Officer and Head and Chief Investment Officer of Global Fixed Income Division. His responsibilities in these roles expired in December 31, 2019.

MacKay Shields utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Investment decisions are carried across all portfolios with similar guidelines. While portfolio managers conduct their own industry-specific research, all information is continually shared with the other members of the investment team. Additionally, portfolio managers will cross-train to gain familiarity with other industries.

The portfolio managers within the Global Fixed Income Team generally come to a consensus on the appropriateness of a security for inclusion or removal from the portfolio. On the rare occasions this is not possible, Joseph Cantwell, as a Co-Head of the Global Fixed Income Team, has ultimate responsible and has final decision-making power.

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Member and Potential Conflicts of Interest

Information provided as of October 31, 2020.

Name of Portfolio Manager or Team Member*	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. Joseph Cantwell	Registered Investment Companies:	3	$1.744 Bil	0	$0
	Other Pooled Investment Vehicles:	28	$13.156 Bil	1	$52.056 Mil
	Other Accounts:	102	$17.462 Bil	1	$1.343 Bil
2. Matthew Jacob	Registered Investment Companies:	3	$1.744 Bil	0	$0
	Other Pooled Investment Vehicles:	28	$13.156 Bil	1	$52.056 Mil
	Other Accounts:	102	$17.462 Bil	1	$1.343 Bil
3. Shu-Yang Tan	Registered Investment Companies:	3	$1.744 Bil	0	$0
	Other Pooled Investment Vehicles:	28	$13.156 Bil	1	$52.056 Mil
	Other Accounts:	102	$17.462 Bil	1	$1.343 Bil

*	The Global Fixed Income Team utilizes a team approach in all aspects of investment management and decision-making. No one portfolio manager is singularly responsible for any particular account. Information provided are assets and number of accounts managed by the team.

Potential Conflicts of Interests

The Global Fixed Income team that manages the Fund provides portfolio management services for other MacKay Shields accounts, including: mutual funds; institutional managed accounts; private commingled funds; and hedge funds. Managing accounts that have a performance-based fee at the same time that we manage accounts that only have an asset-based fee is commonly referred to as “side-by-side management.” Except for distinctions based on investment objectives, investment guidelines and cash flow, all accounts are treated the same, regardless of fee structure. This creates a conflict of interest by giving us an incentive to favor those accounts for which we receive a performance-based fee because we will receive a higher fee if their performance exceeds the applicable benchmark.

MacKay Shield’s Trade Allocation Policy provides that: (1) no client will be favored over any other client; (2) trades should be pre-allocated, subject to certain exceptions, and allocations should be in writing; and (3) MacKay Shields’ Compliance Department conducts periodic reviews of client account performance as a function of allocation to assure that no account or group of accounts is being preferred systematically in the allocation process. Under this policy, when determining which accounts will participate in a trade, the portfolio managers will consider various objective criteria which may include but are not limited to: client cash limitations, actual and anticipated account inflows and outflows, duration and/or average maturity, credit ratings and anticipated credit ratings, account size, deal size, trade lots, processing costs, existing exposure to an issuer or industry type, other concentration limits, and specific investment objectives, investment guidelines and anticipated guideline changes, borrowing capacity, and other practical limitations. If the aggregated order is filled in its entirety, it will be allocated among clients in accordance with the target allocation; if the order is partially filled, it will be allocated pro rata based on the allocation methodology recorded in the trade order management system unless that would be impractical. There can be no assurance that the application of the Firm’s allocation policies will result in the allocation of a specific investment opportunity to a client or that a client will participate in all investment opportunities falling within its investment objective; and that such considerations may also result in allocations of certain investments among client accounts on other than a pari passu basis.

We allocate securities among client accounts based on the factors described above and usually do so before executing the trade. When it is impractical or not feasible to allocate prior to the execution of the trade, we will allocate the trade after the trade is executed but in no event later than the end of the day, in a fair and equitable manner among all the participating accounts, based on the above factors. In those situations in which there is a limited supply of a security, it is our general policy to make a pro rata allocation based on the original amounts targeted for the accounts. However, if in our portfolio managers’ judgment or as a result of factors such as investment guideline constraints (e.g., duration limits), minimum trading lots for specific securities, account strategy, or low cash levels, the amount that would then be allocated to an account would not be suitable or be too small to properly manage, that account may be excluded from the pro rata allocation. We cannot assure that in every instance an investment will be allocated on a pro rata basis, and differences may occur due to the factors mentioned above.

Special considerations pertain to situations where one investment strategy may conflict with another. It is the policy of MacKay that no one client be favored over another. For example, one strategy may focus on selling certain securities short, with the expectation of profit in the event that the prices for such securities decrease, while another strategy may involve acquiring securities "long". As stated above, it is the policy of MacKay that no one client be favored over another. To effect that policy in cases where investment strategies compete or conflict with each other, MacKay has adopted the following procedures: a) Each portfolio manager will determine, separately from any other managers, the securities to purchase and sell on any given day with respect to the clients and strategies for which they are responsible. b) In the event that the same strategy purchases or sells the same security on the same trading day, all accounts participating in the transaction for that security shall be average-priced (same-day trades executed on behalf of different strategies may not be average-priced), provided, however, that short sales for a particular security shall not be average-priced with purchases of the same security. c) If a portfolio manager enters a buy or sell order for the same security for more than one client or strategy, and the orders are worked concurrently and not completely filled, each applicable client or strategy will be allotted securities pro-rata, in proportion to the amounts specified in the portfolio manager’s orders as described above.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of October 31, 2020.

MacKay Shields establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional talent. Incentives are paid annually to the firm’s employees based upon an individual’s performance and the profitability of the firm, and in some instances may be fixed and guaranteed for a period of time. Incentive bonuses (both cash and deferred) are an integral portion of total compensation at MacKay Shields and vary based upon an individual’s role, responsibility and performance. A significant percentage of the compensation program for the Fund’s portfolio managers is incentive based.

MacKay Shields has a phantom equity program and awards are an integral component of the firm’s compensation structure. Awards vest and pay out after several years. Thus, eligible professionals share in the results and success of the firm.

The compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields does not align the portfolio managers’ compensation to the investment performance of specific Funds or of other accounts they manage. The compensation received by portfolio managers is based on both quantitative and qualitative factors. The quantitative factors may include: (i) investment performance; (ii) assets under their management; (iii) revenue and profitability; and (iv) industry benchmarks. The qualitative factors include, among others, leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives. To the extent that an increase in the size of a Fund or another account managed by a portfolio manager results in an increase in profitability, the portfolio manager’s compensation may also increase. There is no difference between the method used in determining portfolio managers’ compensation with respect to a Fund and other accounts they manage. We do not believe the compensation structure provides an incentive for an employee who provides services to a Fund to take undue risks in managing the assets of the Fund.

MacKay Shields maintains an employee benefit program, including health and non-health insurance, and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

MacKay Shields has performance-based fee arrangements with “eligible clients” (as that term is defined under Rule 205-3 of the Advisers Act). In these cases a portion of these performance-based fees may be included in the incentive program described above.

Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. This approach instills a strong sense of commitment towards the overall success of the firm. Deferred awards are provided to attract, retain, motivate and reward key personnel. As such, MacKay Shields maintains a phantom equity plan and awards vest and pay out after several years. Thus, portfolio managers share in the business results and success of the firm with the receipt of an award from the phantom equity plan.

Receipt of an award from the phantom equity plan is conditioned upon execution of an Executive Employment Agreements with MacKay, which include provisions relating to fixed and variable compensation. The Executive Employment Agreements are renewable for one year terms and can be terminated on 60 days’ prior written notice. There is also a provision for termination by MacKay for cause, as defined in the Agreements. The Agreements contain restrictions regarding non-solicitation of clients and non-hiring of employees following termination of the portfolio managers’ employment. None of the portfolio managers is subject to a non-compete agreement that could potentially affect the portfolio manager’s ability to manage the Fund.

(a)(4) Disclosure of Securities Ownership

Information provided as of October 31, 2020.

Name	Dollar Range of Fund Shares Beneficially Owned
Joseph Cantwell	$0
Matthew Jacob	$0
Shu-Yang Tan	$50,001-$100,000

(b)	Dan Roberts is no longer a portfolio manager for the registrant as of January 1, 2020.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (11/01/2019-11/30/2019)	0	-	2,030,753	1,496,664
Month #2 (12/01/2019-12/31/2019)	0	-	2,030,753	1,496,664
Month #3 (1/01/2020-1/31/2020)	0	-	2,030,753	1,496,664
Month #4 (2/01/2020-2/29/2020)	0	-	2,030,753	1,496,664
Month #5 (3/01/2020-3/31/2020)	0	-	2,030,753	1,496,664
Month #6 (4/01/2020-4/30/2020)	227,364	12.85	2,258,117	1,269,300
Month #7 (5/01/2020-5/31/2020)	125,801	12.75	2,383,918	1,143,499
Month #8 (6/01/2020-6/30/2020)	151,637	13.56	2,535,555	991,862
Month #9 (7/01/2020-7/31/2020)	52,690	13.27	2,588,245	939,172
Month #10 (8/01/2020-8/31/2020)	20,051	14.00	2,608,296	919,121
Month #11 (9/01/2020-9/30/2020)	84,127	14.02	2,692,423	834,994
Month #12 (10/01/2020-10/31/2020)	74,309	13.92	2,766,732	760,685
Total	735,979	$13.28	2,766,732	760,685

On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2021. For the year ended October 31, 2020, the fund repurchased 735,979 of its shares at a weighted-average discount of 11.95% from net asset value per share. For the year ended October 31, 2019, the fund repurchased 524,670 of its shares at a weighted-average discount of 13.84% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 760,685 common shares (for an aggregate of 1,496,664), or (ii) March 15, 2021.

Item 10. Submission of Matters to a Vote of Security Holders.

On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).

Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of nominees for Trustee to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of nominations, including a requirement to provide certain information about the nominee, and if requested, requires a nominee to sit for an interview with the Board to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees. Any shareholder considering making a nomination should carefully review and comply with those provisions of the Amended and Restated By-Laws.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Income Long/Short Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date:	January 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	January 11, 2021

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	January 11, 2021

* Print the name and title of each signing officer under his or her signature.